Exhibit (a)(1)(C)

NOTICE OF GUARANTEED DELIVERY
(Not To Be Used For Signature Guarantee)

for

Tender of Shares of Common Stock

of

WHITE ELECTRONIC DESIGNS CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 16, 2009, UNLESS THE OFFER IS EXTENDED.

As set forth in Section 2—”Procedure for Tendering Shares” of the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the offer (as defined below) if (1) certificates representing shares of common stock, $0.10 stated value per share, of White Electronic Designs Corporation, an Indiana corporation (the “Company”), are not immediately available, (2) the procedures for book-entry transfer cannot be completed on a timely basis or (3) time will not permit all required documents to reach American Stock Transfer & Trust Company, LLC, as depositary, (the “Depositary”) prior to the expiration date (as defined in Section 1—“Terms of Offer; Proration” of the Offer to Purchase).  This form may be delivered by hand or by mail or, in the case of eligible institutions, transmitted by facsimile transmission to the Depositary.  See Section 2—“Procedure for Tendering Shares” of the Offer to Purchase.

The Depositary for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By Facsimile Transmission:
(For Eligible Institutions Only)
(718) 234-5001

By Mail: American Stock Transfer & Trust Company, LLC 59 Maiden Lane Plaza Level New York, NY 10038	By Overnight Courier or By Hand: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

To Confirm Facsimile Transmissions:
(For Eligible Institutions Only)
(718) 921-8317

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES.  IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to Desert Equity LP, a Delaware limited partnership (the “Purchaser”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated August 18, 2009 (the “Offer to Purchase”), and the related letter of transmittal (which, together with any amendments or supplements thereto, collectively constitute the “offer”), receipt of which is hereby acknowledged, the number of shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 2—”Procedure for Tendering Shares” of the Offer to Purchase.  The Purchaser's sole general partner is Desert Management LLC, a Delaware limited liability company, whose sole member and manager is Brian R. Kahn.  The shares of common stock, $0.10 stated value per share, of the Company are referred to as “shares.”

Number of shares:___________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Certificate Nos. (if available):___________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Name(s) of Record Holder(s):___________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
(Please Type or Print)

Address(es):_______________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Zip code:__________________________________________________________________________________________________________________

Daytime Area Code and Telephone Number:________________________________________________________________________________________

Signature(s):________________________________________________________________________________________________________________

Dated:____________________________________________

If shares will be tendered by book-entry transfer, check this box ☐ and provide the following information:

Account Number at Book-Entry Transfer Facility:

_________________________________________________________________________________________________________________________

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED.

GUARANTEE
(Not To Be Used For Signature Guarantee)

The undersigned, a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), hereby guarantees (1) that the above named person(s) “own(s)” the shares tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (2) that such tender of shares complies with Rule 14e-4 under the Exchange Act and (3) to deliver to the Depositary either the certificates representing the shares tendered hereby, in proper form for transfer, or a book-entry confirmation (as defined in the Offer to Purchase) with respect to such shares, in any such case together with a properly completed and duly executed letter of transmittal (or a facsimile thereof), with any required signature guarantees, or an agent’s message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, within three NASDAQ Global Market trading days (as defined in the Offer to Purchase) after the date hereof.

The eligible institution that completes this form must communicate the guarantee to the Depositary and must deliver the letter of transmittal and certificates for shares to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such eligible institution.

Name of Firm: ______________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Authorized Signature: ________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Name:____________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
(Please Type or Print)

Title: _____________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Address:__________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Zip Code:__________________________________________________________________________________________________________________

Area Code and Telephone Number: ______________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Dated:____________________________________

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.

CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.